                                                                    EXHIBIT 99.f

                           FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF WOODLANE PLACE
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

                  CRICO of Woodlane Place Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                   3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME
       TAX BASIS                                               5


     STATEMENT OF PROFIT AND LOSS - INCOME
       TAX BASIS                                               6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX
       BASIS                                                   8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                9


     NOTES TO FINANCIAL STATEMENTS                            10

                 [ LETTERHEAD OF REZNICK FEDDER & SILVERMAN ]

                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Woodlane Place Limited Partnership


     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Woodlane Place Limited Partnership as of December 31, 1995, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Woodlane Place Limited Partnership as of December 31, 1995, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership is in default of its mortgage loan agreement. In addition, the partnership has entered into a merger agreement which could significantly impact the partnership. These uncertainties raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                             /s/ REZNICK FEDDER & SILVERMAN


Bethesda, Maryland
January 29, 1996

                  CRICO of Woodlane Place Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1995

                                     ASSETS

INVESTMENT IN REAL ESTATE
  Building                                            $11,834,001
  Personal property                                       968,023
                                                      -----------

                                                       12,802,024
  Less accumulated depreciation                         2,342,889
                                                      -----------

                                                       10,459,135
  Land                                                    796,599
                                                      -----------

                                                       11,255,734

  Tenants' security deposits, separately
    held in an interest ,bearing account                  105,226
  Cash and investments held
    by bond servicer                                      259,777
  Favorable financing, less
    accumulated amortization
    of $607,223                                           581,664
                                                      -----------

                                                       12,202,401
OTHER ASSETS
  Cash                                      $109,936
  Accounts receivable -
    tenants                                   10,361
  Accounts receivable - other                  2,453
  Prepaid insurance                           20,266      143,016
                                            --------  -----------
                                                      $12,345,417
                                                       ==========

                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL
ESTATE
  Mortgage payable                $14,000,000
  Accrued interest payable          2,662,408
                                  -----------

                                   16,662,408

  Tenants' security deposit
    liability                         100,630
  Accrued mortgage servicing
    fee                               361,293
                                  -----------

                                   17,124,331


OTHER LIABILITY
  Accounts payable                     33,592
                                   ----------

          Total liabilities        17,157,923



PARTNERS' DEFICIT                  (4,812,506)
                                   -----------

                                  $12,345,417
                                   ==========

                       See notes to financial statements

STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
                                                                Federal Housing Commissioner
                                                                OMB Approval No. 2602-0052 (exp. 8/31/92)

Public Reporting Burden for this collection of information is estimated to average 1.0 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S.
Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork
Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.


                                                                        Project Name:
        For Month/Period        For Month/Period                        CRICO of Woodlane Place
        Beginning: 1/1/94       Ending: 12/31/95     Project Number:    Limited Partership
        -----------------       -----------------    ---------------    --------------------------------------
Part I  Description of Account                                     Account No.          Amount*
--------------------------------------------------------------------------------------------------------------
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120        $ 2,102,772
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121        $
                                                                       -------        -----------
          Furniture and Equipment                                         5130        $
                                                                       -------        -----------
          Stores and Commercial                                           5140        $
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170        $
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180        $
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5190        $
                                                                       -------        -----------
          Total Rent Revenue   Potential at 100% Occupancy                                         $2,102,772
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220        $(   29,808)
                                                                       -------        -----------
          Furniture and Equipment                                         5230        $(         )
                                                                       -------        -----------
          Stores and Commercial                                           5240        $(         )
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270        $(         )
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5290        $(         )
                                                                       -------        -----------
          Total Vacancies                                                             $            $  (29,808)
                                                                       -------        -----------  ----------
          Net Rental Revenue   Rent Revenue Less Vacancies                            $            $2,072,964
                                                                       -------        -----------  ----------
          Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                        5300        $
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410        $     4,374
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430        $
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440        $     8,421
                                                                       -------        -----------
          Income from Investments - Miscellaneous                         5490        $     7,857
                                                                       -------        -----------
          Total Financial Revenue                                                     $            $   20,652
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910        $
                                                                       -------        -----------
          NSF and Late Charges                                            5920        $     5,926
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930        $    15,428
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940        $    31,308
                                                                       -------        -----------
          Other Revenue (Specify) (See Note E)                            5990        $    34,708
                                                                       -------        -----------
          Total Other Revenue                                                         $            $   87,368
                                                                       -------        -----------  ----------
          Total Revenue                                                               $            $2,180,984
                                                                       -------        -----------  ----------
        Administrative Expenses - 6200/6300

          Advertising                                                     6210        $    54,362
                                                                       -------        -----------
          Other Renting Expenses (See Note F)                             6250        $    21,704
                                                                       -------        -----------
          Office Salaries                                                 6310        $    32,352
                                                                       -------        -----------
          Office Supplies                                                 6311        $    13,339
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312        $
                                                                       -------        -----------
          Management Fee                                                  6320        $    80,229
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330        $    29,877
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331        $
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340        $       209
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350        $     6,183
                                                                       -------        -----------
          Computer Fees                                                   6351        $
                                                                       -------        -----------
          Telephone and Answering Service                                 6360        $     7,436
                                                                       -------        -----------
          Bad Debts                                                       6370        $    10,011
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (See Note G)              6390        $     4,663
                                                                       -------        -----------
          Total Administrative Expenses                                               $            $  260,365
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420        $
                                                                       -------        -----------
          Electricity                                                     6450        $     6,372
                                                                       -------        -----------
          Water                                                           6451        $    11,319
                                                                       -------        -----------
          Gas                                                             6452        $     2,180
                                                                       -------        -----------
          Sewer                                                           6453        $    30,680
                                                                       -------        -----------
          Total Utilities Expense                                                     $            $   50,551
                                                                       -------        -----------  ----------

*All amounts must be rounded to the nearest dollar; $.50 and over, round up -
 $.49 and below round down.

                                  Page 1 of 2            Form HUD-92410 (7/91)
                                                            ref Handbook 4370

        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510    $     14,746
                                                                     ---------  ------------
          Janitor and Cleaning Supplies                                 6515    $        265
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517    $     27,546
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519    $        943
                                                                     ---------  ------------
          Exterminating Supplies                                        6520
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525    $     15,800
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530
                                                                     ---------  ------------
          Grounds Payroll                                               6535
                                                                     ---------  ------------
          Grounds Supplies                                              6536
                                                                     ---------  ------------
          Grounds Contract                                              6537    $     27,224
                                                                     ---------  ------------
          Repairs Payroll                                               6540    $     29,966
                                                                     ---------  ------------
          Repairs Material                                              6541    $     18,757
                                                                     ---------  ------------
          Repairs Contract                                              6542    $     32,826
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546    $     24,961
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547    $      3,840
                                                                     ---------  ------------
          Snow Removal                                                  6548    $     13,382
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560
                                                                     ---------  ------------
          Decorating Supplies                                           6561    $     32,818
                                                                     ---------  ------------
          Other - Frost Heaving Damages                                 6570    $
                                                                     ---------  ------------
          Miscellaneous Operating and Maintenance Expense               6590    $      1,510
                                                                     ---------  ------------
          Total Operating and Maintenance Expenses                                             $  244,584
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes (See Note H)                                6710    $    393,042
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711    $     14,506
                                                                     ---------  ------------
          Misc. Taxes, Licenses & Permits                               6719    $      2,000
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720    $     20,955
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721
                                                                     ---------  ------------
          Workmen's Compensation                                        6722    $      7,497
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723    $      3,150
                                                                     ---------  ------------
          Other Insurance (Specify)                                     6729
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  441,150
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810    $  1,407,000
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820
                                                                     ---------  ------------
          Interest on Notes Payable   Special Assessment                6830
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840
                                                                     ---------  ------------
          Mortgage Servicing                                            6850    $     90,440
                                                                     ---------  ------------
          Misc. Financial Expenses Security Deposit Interest            6890    $      5,367
                                                                     ---------  ------------
          Total Financial Expenses                                                             $1,502,807
                                                                     ---------  ------------   ----------

        Elderly & Congregate Service Expenses - 6900

          Total Service Expenses - Schedule Attached                    6900
                                                                     ---------  ------------   ----------
          Total Cost of Operations Before Depreciation                                         $2,499,457
                                                                     ---------  ------------   ----------
          Profit (Loss) Before Depreciation                                                    $ (318,473)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (Specify)                         6600                   $  550,080
                                                                     ---------  ------------   ----------
          Operating Profit or (Loss)                                                           $ (868,553)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190
                                                                     ---------  ------------
          Amortization                                                  7190    $    151,837
                                                                     ---------  ------------
          Total Corporate Expenses                                                            $   151,837
                                                                     ---------  ------------  -----------
          Net Profit or (Loss)                                                                $(1,020,390)
                                                                     ---------  ------------  -----------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income & Expense, Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $      N/A

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment, thereto, even if payments may be temporarily suspended or waived.

                                                                      $      N/A

3. Replacement of Painting Reserve releases which are included as expense items on the Profit and Loss statement.

                                                                      $      N/A
4. Project improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss statement.

                                                                      $      N/A

                                  Page 2 of 2                    Form HUD-92410

                       See notes to financial statements

                  CRICO of Woodlane Place Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT -  INCOME TAX BASIS

                          Year ended December 31, 1995



Partners' deficit, beginning                    $(3,792,116)

Net loss                                         (1,020,390)
                                                ------------

Partners' deficit, end                          $(4,812,506)
                                                 ==========



                       See notes to financial statements

                  CRICO of Woodlane Place Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1995


Cash flows from operating activities
  Net loss                                           $(1,020,390)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                         550,080
    Amortization                                         151,837
    Tenants' security deposits - net                      (4,077)
    Increase in cash and investments held by
      bond servicer                                      (52,812)
    Increase in accounts receivable - tenants             (8,970)
    Increase in account receivable - other                  (301)
    Decrease in accounts receivable -
      real estate tax refund                              60,627
    Increase in prepaid expenses                          (6,066)
    Increase in accrued interest payable                 452,522
    Increase in accrued mortgage servicing fee            90,440
    Increase in accounts payable                           6,130
                                                     -----------

        Net cash provided by operating activities        219,020
                                                     -----------

Cash flows from investing activities
  Acquisition of fixed assets                           (106,820)
  Increase in cash and investments held by
    bond servicer                                         (4,744)
                                                     -----------

        Net cash used in investing activities           (111,564)
                                                     -----------

        NET INCREASE IN CASH                             107,456

Cash, beginning                                            2,480
                                                     -----------

Cash, end                                            $   109,936
                                                     ===========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest
    which includes base interest of $954,478            $959,845
                                                     ===========

Detail of acquisition of fixed assets paid
  Gutters                                            $    17,032
  Erosion control/drainage system                         66,789
  Carpet                                                  22,999
                                                     -----------
                                                        $106,820
                                                         =======

                       See notes to financial statements

                  CRICO of Woodlane Place Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 26, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 216 units located in Woodbury, Minnesota and operates under the name of Woodlane Place Townhome Apartments.

  Income Tax Basis of Accounting
  ------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when received, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate and Depreciation and Amortization
  -----------------------------------------------------------

Investment in real estate is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

Rental income is recognized as rentals become due. Rents received in advance are recognized as income when received. All leases between the partnership and the tenants of the property are operating leases.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming the partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The partnership's lender, Capital Realty Investors Tax Exempt Fund III Limited Partnership ("CRITEF") has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark III Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. ("CAPREIT"), who is the general partner of Watermark III Partners, L.P., may therefore pursue one of the following scenarios:

  . The current partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT.

     or

  . The current partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place.

     or

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995

NOTE B - GOING CONCERN (Continued)

  . The current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

Consequently, there is substantial doubt about the partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the partnership be unable to continue as a going concern.


NOTE C - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of Woodlane Place, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership. Effective July 1, 1995, CRIIMI Mae Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the partnership's general partner. The owners of CRI, Inc. are the shareholders of the partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae Inc., a publicly held corporation).

  Reserve for Replacements
  ------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacement account is $48,600 for 1995 and each year thereafter until such time as the balance in the reserve equals or exceeds $200,000.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Cash and Investments Held by Bond Servicer (Continued)
  ------------------------------------------

Thereafter, no monthly deposits are required unless the balance falls below $200,000.

At December 31, 1995, cash and investments held by the bond servicer consisted of the following:

                           Mortgage
                            escrow     Reserve for
                           deposits   replacements      Total
                          ----------  -------------  ------------
  Balance at December
    31, 1994              $  72,778       $129,443     $ 202,221

  Deposits                  404,400         48,600       453,000
  Interest income             7,857          8,421        16,278
  Tax Refund                 60,627              -        60,627

  Withdrawals:
    Taxes                  (355,220)             -      (355,220)
    Tax appeal fees         (25,616)             -       (25,616)
    Special assessment      (12,206)             -       (12,206)
    Insurance               (27,021)             -       (27,021)
    Interest                     (9)             -            (9)
    Other withdrawals             -        (52,277)      (52,277)
                          ---------       --------     ---------

  Balance at December
    31, 1995              $ 125,590       $134,187     $ 259,777
                          =========       ========     =========

Real estate taxes paid during the year were $355,220. During 1995, the partnership paid a tax appeal fee of $25,616 and a one-time special of $12,206.

  Mortgage Payable
  ----------------

Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Woodbury, Minnesota, in the total amount of $14,000,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund III Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is November 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

The mortgage note provides for base interest payable at the rate of 10.05% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.45% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, accrued base interest was $2,662,408. Interest accrues on the unpaid base interest at a compounded rate of 10.05%.

During the year ended December 31, 1995, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $298,883, primary contingent interest of $210,000 and supplemental contingent interest of $623,000. At December 31, 1995, interest accrued on the unpaid base interest of $782,625, primary and supplemental contingent interest of $5,136,833 and construction period deferred base interest of $1,189,076 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1995 is as follows:

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

                                          Currently
                              Deferred     payable      Total
                             ----------  -----------  ----------

  Base interest              $        -  $1,407,000   $1,407,000
  Interest on interest          298,883           -      298,883
  Primary contingent
    interest                    210,000           -      210,000
  Supplemental contingent
    interest                    623,000           -      623,000
                             ----------  ----------   ----------

  Total interest incurred     1,131,883   1,407,000   $2,538,883
                                                      ==========

  Accrued interest,
    beginning                 5,976,651   2,209,886
  Interest paid                       -    (954,478)
                             ----------  ----------

  Accrued interest, ended    $7,108,534  $2,662,408
                             ==========  ==========


Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

The partnership is required to pay the servicer a mortgage servicing fee equal to 0.632% of the outstanding principal balance of the loan. The fee is paid monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, the amount payable to CRI, Inc. and CRIIMI Mae Services Limited Partnership is $316,073 and $45,220, respectively. During 1995, $90,440 was charged to operations.

  Other Receivables
  -----------------

The Project and Woodlane Place Townhome Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1995, $2,453 was due from this affiliate.

NOTE D - MANAGEMENT AGREEMENT

The property is managed by CAPREIT Residential Corporation pursuant to a management agreement renewable annually. Management fees are equal to 3.75% of rental income collected. For the year ended December 31, 1995, $80,229 has been charged to operations.

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995



NOTE E - MISCELLANEOUS OTHER REVENUE (ACCOUNT NO. 5990)

  Miscellaneous other revenue consist of the following:

          Non refundable fees     $8,937
          Application fees         6,143
          Bad debt recovery          955
          Pet fee                  3,913
          Miscellaneous            6,768
          Furniture rental         7,992
                                  ------
                                 $34,708
                                  ======


NOTE F - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

  Other renting expenses consist of the following:

          Rental concessions        $   306
          Resident retention          3,470
          Credit report check         6,126
          Corporate unit expense     11,802
                                    -------
                                    $21,704
                                     ======


NOTE G - MISCELLANEOUS ADMINISTRATIVE EXPENSES (Account No. 6390)

Miscellaneous administrative expenses consist of the following:

          Employee relations         $4,663
                                      =====


NOTE H - REAL ESTATE TAXES (ACCOUNT NO. 6710)


Real estate taxes consist of the following:

          Real estate tax              $355,220
          Tax appeal fee                 25,616
          Road improvement one time
            special assessment           12,206
                                       --------
                                       $393,042
                                        =======

                  CRICO of Woodlane Place Limited Partnership

                               December 31, 1995




NOTE I - FROST HEAVING DAMAGES

In March, 1994, the project incurred frost heaving damages to certain buildings due to drainage problems. Management believes the drainage problems are due to faulty construction and design work, specifically an inadequate drainage system, performed during the original construction of the project. The insurance company will not reimburse the partnership for costs associated with the correction of the drainage system. Management has estimated the cost to be $300,000. The partnership is assessing whether it can make claims for such damage against third parties connected with the development of the project.

During 1995, the partnership incurred approximately $76,000 to correct the drainage system.